                                                                   EXHIBIT 10.69

                           FIRST AMENDMENT AND WAIVER

                  This First Amendment and Waiver, dated as of February 27, 2003, (this "AMENDMENT") among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "Lenders"), Bank of America, N.A. with an office at 600 Peachtree Street, NE, Fifth Floor, Atlanta, Georgia 30308, as agent for the Lenders (in its capacity as agent, the "AGENT"), Andrx Corporation, a Delaware corporation, with offices at 2915 Weston Road, Weston, Florida 33331 (the "PARENT GUARANTOR"), and each of the Parent Guarantor's Subsidiaries identified on the signature pages hereof as the Borrowers and each of the Parent Guarantor's other Subsidiaries identified on the signature pages hereof as the Guarantors.

                                    RECITALS:

                  WHEREAS, the Agent, the Lenders, the Borrowers, and the Guarantors are parties to that certain Credit Agreement dated as of December 30, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement); and

                  WHEREAS, the Parent Guarantor is party to that certain Parent Guaranty dated as of December 30, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "PARENT GUARANTY") guaranteeing all of the Obligations (as defined in the Credit Agreement) of the Borrowers to the Agent and the Lenders; and

                  WHEREAS, the Guarantors, other than the Parent Guarantor, are parties to that certain Subsidiary Guaranty dated as of December 30, 2002 (as amended, restated, supplement or otherwise modified from time to time, the "SUBSIDIARY GUARANTY") guaranteeing all of the Obligations (as defined in the Credit Agreement) of the Borrowers to the Agent and the Lenders; and

                  WHEREAS, certain of the insurance carriers of the Borrower Parties as set forth on Schedule 1 attached hereto do not maintain a rating of A+ as required by SECTION 7.5 of the Credit Agreement, and as a result thereof, there has occurred a Default under SECTION 7.5 of the Credit Agreement and an Event of Default under SECTION 9.1(C) of the Credit Agreement (collectively, the "SPECIFIED INSURANCE EVENTS OF DEFAULT"); and

                  WHEREAS, the Dormant Mediconsult.com Subsidiary has not filed all of the tax returns it was required to file with, and has not paid all of the taxes that it was required to pay to, the State of California, as more fully set forth on Schedule 1, and as a result thereof, there has occurred a Default under
SECTION 6.20 and SECTION 7.1 of the Credit Agreement and an Event of Default under SECTION 9.1(B) and SECTION 9.1(C) of the Credit Agreement (collectively,



                                       1

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the "SPECIFIED TAX EVENTS OF DEFAULT"; together with the Specified Insurance
Events of Default, collectively, the "SPECIFIED EVENTS OF DEFAULT"); and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders waive the Specified Events of Default and that the Credit Agreement be amended and modified, all as set forth herein; and

                  WHEREAS, the Agent and the Lenders have agreed to such waiver and amendment of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS AND MODIFICATIONS TO THE CREDIT AGREEMENT.

         1.1 AMENDMENTS TO SECTION 5.2 OF THE CREDIT AGREEMENT. SECTION 5.2 of the Credit Agreement, FINANCIAL INFORMATION, is hereby amended and modified as follows:

                  (a) SECTION 5.2(B) of the Credit Agreement is hereby amended and modified by inserting the phrase "chief executive officer," immediately prior to the phrase "chief financial officer" in the third sentence of such Section.

                  (b) SECTION 5.2(C) of the Credit Agreement is hereby amended and modified by inserting the phrase "chief executive officer," immediately prior to the phrase "chief financial officer" in the second sentence of such Section. SECTION 5.2(C) of the Credit Agreement is hereby further modified and amended to the extent necessary to provide that the deadline for delivery of the financial information required by such Section 5.2(c) for the Fiscal Month ended January 31, 2003 shall be March 7, 2003.

                  (c) SECTION 5.2(E) of the Credit Agreement is hereby amended and modified by inserting the phrase "chief executive officer," immediately prior to each occurrence of the phrase "chief financial officer" in each of the first three sentences of such Section and by inserting the parenthetical "(with `reasonable detail' meaning, with respect to each Fiscal Month that is not the last month of a Fiscal Quarter, only the total amount of such expenditures for the applicable period on a consolidated basis)" after the phrase "(i) the amount of all Capital Expenditures for the Fiscal Year to date." SECTION 5.2(E) of the Credit Agreement is hereby further modified and amended to the extent necessary to provide that the deadline for delivery of the information required by such
Section 5.2(e) for the Fiscal Month ended January 31, 2003 shall be March 7,
2003.




                                       2
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                  (d) SECTION 5.2(G) of the Credit Agreement is hereby amended and modified by inserting the phrase ", including any Multi-employer Plan" immediately after the word "Plan" in the last line of such Section.

         1.2 AMENDMENT TO SECTION 5.3 OF THE CREDIT AGREEMENT. Subsection (n) of
SECTION 5.3 of the Credit Agreement, NOTICES TO THE LENDERS, is hereby amended and modified by deleting the phrase "and annual report from any Multi-employer Plan" from the second line of such Section.

         1.3 AMENDMENT TO SCHEDULE 6.7 OF THE CREDIT AGREEMENT. Schedule 6.7 to the Credit Agreement is hereby replaced by the Schedule 6.7 attached to this Amendment.

         1.4 AMENDMENT TO SECTION 7.1 OF THE CREDIT AGREEMENT. Section 7.1 of the Credit Agreement, TAXES AND OTHER OBLIGATIONS, is hereby amended and modified as follows:

                  (a) Subsection (a) of Section 7.1 of the Credit Agreement is hereby amended and modified to add the phrase "for taxes, fees, assessments, and other governmental charges in excess of $100,000 in the aggregate" at the end of the subsection.

                  (b) Subsection (b) of Section 7.1 of the Credit Agreement is hereby amended and modified to add the phrase "in excess of $100,000 in the aggregate" after the phrase "all taxes, fees, assessments and other governmental charges" and to delete the proviso set forth therein and to substitute the following therefor:

                  "PROVIDED, HOWEVER, neither the Parent Guarantor nor any Subsidiary need pay any such taxes, fees, assessments, or governmental charges in excess of $100,000 in the aggregate
                  (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which the Parent Guarantor or such Subsidiary, as the case may be, has established proper reserves as required under GAAP, (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien) and (iv) as to which the Administrative Borrower has notified the Agent in writing"

         1.5 AMENDMENT TO SECTION 7.5 OF THE CREDIT AGREEMENT. SECTION 7.5. of the Credit Agreement, INSURANCE, is hereby amended and modified by deleting
SECTION 7.5(A) in its entirety and by substituting the following in lieu thereof:

                  "(a) Each of the Parent Guarantor and each Subsidiary shall maintain, with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide or such lower rating as may be approved by Agent in its reasonable discretion or at the reasonable discretion of the Majority Lenders, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in



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                  transit; products liability; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Majority Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, in the event that any improved Real Estate covered by the Mortgages is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the Parent Guarantor and the Subsidiaries shall (i) purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate and (ii) maintain its active participation in the federally guaranteed flood insurance program with the National Flood Insurance Program. The amount of said flood insurance will be reasonably determined by the Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Each of the Parent Guarantor and each Subsidiary shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA."

         1.6 AMENDMENT TO SECTION 7.18 OF THE CREDIT AGREEMENT. Section 7.18 of the Credit Agreement, Business Conducted, is hereby amended and modified by changing the date "February 28, 2003" set forth therein to "December 31, 2003."

         1.7 AMENDMENTS TO ANNEX A TO THE CREDIT AGREEMENT. ANNEX A. to the Credit Agreement, DEFINITIONS, is hereby amended and modified as follows:

                  (a) The definition of "Applicable Margin" is hereby amended and modified by inserting the phrase "chief executive officer," immediately prior to the phrase "chief financial officer" in the second sentence following the final table.

                  (b) The definition of "Dormant Mediconsult.com Subsidiary" is hereby deleted in its entirely and the following is substituted in lieu thereof:

                  "Dormant Mediconsult.com Subsidiary" means, collectively, Cyberdiet, Inc., a California corporation, Mood Sciences, Inc., a California corporation, and MCNS Merger Subsidiary II, a New Jersey corporation, f/k/a Cybear-Tech, Inc.

                  (c) The definition of "Responsible Officer" is hereby deleted in its entirety and the following is substituted in lieu thereof:




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                  "Responsible Officer" means the chief executive officer, the chief financial officer, the president or any executive vice president of the Administrative Borrower, or any other officer having substantially the same authority and responsibility.

SECTION 2. WAIVER OF DEFAULTS.

                  Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment, which are set forth below, Lenders hereby waive the Specified Events of Default; PROVIDED, HOWEVER, the Lenders waive the Specified Insurance Events of Default so long as, unless otherwise consented to by the Agent in its reasonable discretion or at the reasonable discretion of the Majority Lenders, (a) the amount of insurance provided by the insurance carriers referred to on Schedule 1 is not materially increased, (b) the ratings of such insurance carriers are not at any time lower than the ratings reflected on
Schedule 1 and (c) the amount and level (in terms of the order in which insurance policies cover losses of the Borrower Parties) of insurance provided by insurance carriers that meet the requirements of SECTION 7.5 is not materially decreased.

SECTION 3. NO OTHER AMENDMENT OR WAIVER.

                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Sections 1 and 2 of this Amendment, operate as an amendment to or waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth in Section 1 of this Amendment, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower Party hereby ratifies and confirms its respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower Party acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. The Borrower Parties have no knowledge of any challenge to the Agent's or the Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

                  In consideration of the agreement of the Agent and the Lenders to amend the Loan Agreement and to waive the Specified Events of Default, each Borrower Party hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:



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         4.1 DUE AUTHORIZATION; ENFORCEABILITY. Each Borrower Party has the
power and authority to execute, deliver and perform this Amendment. Each Borrower Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower Party, and constitutes the legal, valid and binding obligations of such Borrower Party, enforceable against it in accordance with its terms.

         4.2 AFFIRMATION OF BINDING OBLIGATIONS. All Loan Documents (as the same may be amended, restated, supplemented or otherwise modified from time to time) including, without limitation, the Credit Agreement, the Revolving Loan Note, the Security Agreement, the Parent Guaranty, the Subsidiary Guaranty, the Mortgages, the Patent and Trademark Security Agreement, the Pledge Agreement and each of the other Loan Documents constitute valid and legally binding obligations of the Borrower Parties, as applicable, enforceable against the Borrower Parties in accordance with the terms thereof and as heretofore amended and as amended by Section 1 hereof.

         4.3 NO DEFAULT OR EVENT OF DEFAULT. After giving effect to the waiver set forth in Section 2 of this Amendment, no Default or Event of Default exists.

SECTION 5. COVENANTS AND AGREEMENTS.

                  In order to induce the Agent and the Lenders to amend the Credit Agreement and to waive the Specified Events of Default, each Borrower Party hereby covenants and agrees with the Agent and the Lenders as follows, and, unless otherwise indicated, such covenants and agreements shall expressly survive the Termination Date hereof:

         5.1 EXPENSES. The Borrower Parties agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 6. MISCELLANEOUS.

         6.1 ACKNOWLEDGMENT OF VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Each Borrower Party expressly acknowledges and agrees that the Credit Agreement and other Loan Documents are valid and enforceable by the Agent and the Lenders, and expressly confirms, ratifies and reaffirms that the respective Loan Documents to which each is a party, secure the full amount of the Obligations of the Borrowers under the Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature.



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         6.2 CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof, upon the occurrence of each of the following, to the satisfaction of the Agent and the Required Lenders:

                  (a) This Amendment shall have been duly executed and delivered by each Borrower Party and the Required Lenders; and

                  (b) The Agent shall have received such other documents as the Agent may request.

         6.3 SECTION TITLES. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

         6.4 SEVERABILITY. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

         6.5 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior negotiations, understandings and agreements between such parties with respect to such transactions. This Amendment shall constitute a Loan Document for all purposes.

         6.6 APPLICABLE LAW. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflict of laws provisions provided that perfection issues with respect to Article 9 of the UCC may give effect to applicable choice or conflict of law rules set forth in Article 9 of the UCC) of the State of Georgia; provided that the agent and the lenders shall retain all rights arising under federal law.

         6.7 CONSULTATION WITH COUNSEL. Each Borrower Party represents to the Agent and the Lenders that it has discussed this Amendment with its counsel.

         6.8 REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as heretofore amended and as amended by Section 1 hereof.

         6.9 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, and each Borrower Party in separate




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counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]







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                  IN WITNESS WHEREOF, the parties have entered into this
Amendment on the date first above written.

                                   BORROWERS:

                                   ANDA, INC., a Florida corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDA PHARMACEUTICALS, INC., a Florida
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX LABORATORIES, INC., a Mississippi
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX LABS, LLC, a Delaware limited liability company

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX MANAGEMENT CORPORATION, formerly known as Anda Sales, Inc., a Florida corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------




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                                   ANDRX PHARMACEUTICALS EQUIPMENT #1, LLC, a
                                   Florida limited liability company

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX PHARMACEUTICALS, INC., a Florida
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX PHARMACEUTICALS, LLC, a Delaware
                                   limited liability company

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX PHARMACEUTICALS (NC), INC., a Florida corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   VALMED PHARMACEUTICAL, INC., a New York
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   GUARANTORS:

                                   ANDA PUERTO RICO, INC., a Puerto Rico
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   ANDRX CORPORATION, a Delaware corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX LABORATORIES (NJ), INC., a Delaware corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ANDRX PHARMACEUTICALS SALES AND MARKETING,
                                   INC., a Florida corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   CARAN PHARMACEUTICALS, INC., a Nevada
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   CYBEAR, LLC, a Delaware limited liability company

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   MEDICONSULT.COM, INC., a Delaware
                                   corporation,

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   MEDICONSULT.COM (US), LTD., a Delaware
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   PHYSICIANS' ONLINE, LLC, a Delaware limited liability company

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   SR SIX, INC., a Florida corporation

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

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                                   AGENT AND LENDERS:

                                   BANK OF AMERICA, N.A., as the Agent and a
                                   Lender

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   CONGRESS FINANCIAL CORPORATION (CENTRAL), as a Lender

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   STANDARD FEDERAL BANK NATIONAL ASSOCIATION, acting by and through its agent, LaSalle Business Credit, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc., a Delaware corporation, as a Lender


                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   PNC BANK, NATIONAL ASSOCIATION as a Lender

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                   Lender

                                   By:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------